SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2003

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway

Minneapolis, Minnesota  55432

(Address of Principal Executive Offices and Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                                             Other Events

                                                On February 12, 2003, the Registrant issued a press release relating to third quarter earnings.  The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.                                                             Financial Statements and Exhibits

                                                Exhibit 99                                             Press release dated February 12, 2003.

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Carol E. Malkinson
Date: February 24, 2003		Carol E. Malkinson
Senior Legal Counsel and Assistant Secretary

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit Number	Description

99	Press release dated February 12, 2003